                                                                 EXHIBIT 10.22.2

                      MINOLTA AND T/R DEVELOPMENT AGREEMENT
                                    ADDENDUM

This ADDENDUM is entered into as of November 20, 2000 (hereinafter "Effective Date") by and between T/R and MINOLTA, pursuant to the provisions of the MASTER DEVELOPMENT AGREEMENT between those parties dated April 10, 2000 (hereinafter "MDA"). This ADDENDUM shall be effective as of Effective Date and shall continue in full force and effect until FINAL ACCEPTANCE. The terms and conditions of the MDA shall apply to all work performed under this ADDENDUM and the capitalized terms used in this ADDENDUM shall have the meaning set forth in the MDA. This ADDENDUM consists of the following attachments:

                  Exhibit A - Scope of PROJECT
                  Exhibit B - PRODUCT SPECIFICATIONS
                  Exhibit C - DELIVERABLES
                  Exhibit D - PROJECT SCHEDULE
                  Exhibit E - Payment and Payment Schedule
                  Exhibit F - Specification of MINOLTA's products

IN WITNESS WHEREOF, the parties have executed this ADDENDUM by their authorized representatives as of the Effective Date.


T/R SYSTEMS INC.                     MINOLTA CO., LTD.


  /s/ Michael E. Kohlsdorf             /s/ Yoshisuke Takekida
-----------------------------        ---------------------------------
(signed)                             (signed)

Michael E. Kohlsdorf                 Yoshisuke Takekida
-----------------------------        ---------------------------------
(printed name)                       (printed name)

                                     General Manager
President and CEO                    Systems Development Center
-----------------------------        ---------------------------------
(title)                              (title)

  Jan. 31, 2001                        Jan. 29, 2001
-----------------------------        ---------------------------------
(date)                               (date)



* Confidential information has been omitted and filed separately with the Commission.

                                    EXHIBIT A
                                Scope of PROJECT

T/R shall undertake and fulfill the development of [ * ], so as to permit MINOLTA's products identified in Exhibit F to connect to and be controlled by the MicroPress commercial printing system, in according with the PRODUCT SPECIFICATION attached hereto as Exhibit B (hereinafter "PRODUCT")and to the PROJECT SCHEDULE attached hereto as Exhibit D (hereinafter "DEVELOPMENT").




* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit B
                             PRODUCT SPECIFICATIONS
                             SPECIFICATION OVER VIEW


[ * ]



* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit C
                                  DELIVERABLES

    -------------------------    ---------------------    ---------------------    --------------------------
    T/R DELIVERABLES                     Item              Exclusive or Non-              Description
                                                               Exclusive
    -------------------------    ---------------------    ---------------------    --------------------------
    Technology and Software          [ * ] Enable              Exclusive              Enables Support for
    Packages                           Software                                              [ * ]
    -------------------------    ---------------------    ---------------------    --------------------------
                                    [ * ] PPDs for             Exclusive            [ * ] Print Drivers for
                                    Printer Drivers                                      Mac and Windows
                                                                                        Operating Systems
    -------------------------    ---------------------    ---------------------    --------------------------
    MicroPress Cluster Server          Computer              Non-Exclusive           Intel PC Architecture
                                                                                         Server System
    -------------------------    ---------------------    ---------------------    --------------------------
    Technology and Software         Base Software            Non-Exclusive            RIP,PSM, [ * ] Enable
    Packages                                                                       ([* ] Enable is Exclusive,
                                                                                            seeX2)
    -------------------------    ---------------------    ---------------------    --------------------------
                                   Optional Software         Non-Exclusive             All Other Release
                                                                                       Software Modules
    -------------------------    ---------------------    ---------------------    --------------------------


    --------------------------------------      ----------------------------------------------
    MINOLTA DELIVERABLES                        Description
    --------------------------------------      ----------------------------------------------
    [ * ] Copier                                [ * ] sets of [ * ]Copier
    (Scanner Unit + Copier Engine Unit)         [ * ] Copier, ADF, Finishers, Large Capacity
                                                Cabinet

    --------------------------------------      ----------------------------------------------
    Specifications                              Video Interface Specification
                                                Product Specification
                                                Functional Specification
                                                Inspection Specification
    --------------------------------------      ----------------------------------------------



* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit D
                                PROJECT SCHEDULE


T/R shall deliver MINOLTA the following T/R DELIVERABLES in accordance with the following schedule.

Alpha Version of PRODUCT                            [ * ]
Beta Version of PRODUCT                             [ * ]
Final Candidate Version of PRODUCT                  [ * ]
Golden Master of PRODUCT                            [ * ]

The schedule is subject to change based on a change in the scope of the PROJECT and/or DELIVERABLES. T/R and MINOLTA shall mutually agree to any changes in the schedule.




* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit E
                          Payment and Payment Schedule


1. MINOLTA shall pay [ * ] to T/R as entire development fee ("DEVELOPMENT fee") for the PROJECT and deliver to T/R the devices specified in Exhibit C.

2. DEVELOPMENT fee shall be paid in accordance with the following schedule.


  -------------      ------------      -------------------------------------------------
    PAYMENT             AMOUNT                              TIMING
  -------------      ------------      -------------------------------------------------
   Payment #1          $ [ * ]         Within [ * ] days after the last signature of
                                       this Addendum
  -------------      ------------      -------------------------------------------------

   Payment #2          $ [ * ]         Within [ * ] days after the FINAL ACCEPTANCE
  -------------      ------------      -------------------------------------------------



* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit F
                       Specification of MINOLTA's products

[ * ]




* Confidential information has been omitted and filed separately with the Commission.